SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 3, 2004

The Bank Holdings

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-50645	90-0071778
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

9900 Double R Boulevard, Reno, Nevada 89521
(Address of Principal Executive Offices)

(775) 853-8600
(Registrant’s Telephone Number, Including Area Code)

Item 7.   Financial Statements and Exhibits

(c)  Exhibits

99.1         Press Release concerning first quarter financial results.

Item 12.   Results of Operations and Financial Condition

On May 3, 2004, The Bank Holdings issued a press release concerning its results of operations and financial condition as of and for the calendar quarter ending March 31, 2004.  A copy of the press release is furnished herewith as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Bank Holdings

Date: May 3, 2004	By:	/s/ Jack Buchold
Jack B. Buchold
Executive Vice President
& Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release concerning results of operations and financial condition as of and for the calendar quarter ended March 31, 2004.